Exhibit 10.4

Four Oaks Place 1360 Post Oak Boulevard, Suite 2500 Houston, Texas 77056

Telephone: Facsimile: Email:	(713) 850-9955 (713) 850-9966 gcah@gaffney-cline.com

DKM/bgh/C1490.00/gcah.145.09

June 23, 2009

Mr. Aquiles Rattia

Director de Control de Reservas

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

Repsol YPF S.A. Annual Report Form 20-F

Dear Mr. Rattia:

As independent reserve engineers for Repsol YPF S.A., Gaffney, Cline & Associates (GCA) hereby confirms that it has granted and not withdrawn its consent to the reference to GCA’s review of Repsol YPF’s reserves as of September 30, 2007 in the form and context disclosed by Repsol YPF in Repsol YPF’s annual report on Form 20-F for the year ended December 31, 2008; and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

GCA audited certain areas in which Repsol YPF has an interest in Argentina, Venezuela and in the Gulf of Mexico, U.S.A.

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Please do not hesitate to contact us if you have any questions.

Very truly yours,
GAFFNEY, CLINE & ASSOCIATES, INC.

/s/ David K. Morgan
David K. Morgan
Senior Manager

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